SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 12, 2011

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York		10286
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) At the Annual Meeting of Stockholders (the “Annual Meeting”) of The Bank of New York Mellon Corporation (“BNY Mellon”) on April 12, 2011, BNY Mellon’s stockholders approved the amended and restated The Bank of New York Mellon Corporation Long-Term Incentive Plan and the amended and restated The Bank of New York Mellon Corporation Executive Incentive Compensation Plan (the “Plans”). The Plans are filed as Exhibit 10.1 and Exhibit 10.2 respectively hereto (incorporated by reference to Appendix A and Appendix B respectively to BNY Mellon’s Proxy Statement, dated March 11, 2011 filed with the Securities and Exchange Commission) and the terms and descriptions of the Plans included in such Proxy Statement are incorporated into this Item 5.02 by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting on April 12, 2011, each nominee for director was elected by a majority of votes cast. Management proposals 2, 4, 5, and 6 were approved. With respect to management proposal 3, the advisory (non-binding) vote regarding the frequency of a stockholder advisory vote on executive compensation, one year received the favorable majority of the votes cast. Stockholder proposal 7 was not approved. The proposals below are described in detail in BNY Mellon’s Proxy Statement, dated March 11, 2011 filed with the Securities and Exchange Commission. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present, but are not treated as votes cast on a proposal. Therefore, broker non-votes and abstentions did not have the effect of a vote for or against a proposal and were not counted in determining the number of votes required for approval.

The results are as follows:

1.	The election of 14 directors for a term expiring at the end of our 2012 Annual Meeting of Stockholders (each nominee elected by a majority of votes cast):

Name of Director	For	Against	Abstained	Broker Non-Vote
Ruth E. Bruch	871,515,963	89,158,897	2,889,751	85,554,487
Nicholas M. Donofrio	950,700,981	9,872,282	2,991,348	85,554,487
Gerald L. Hassell	951,682,288	8,801,127	3,081,196	85,554,487
Edmund F. Kelly	867,744,776	92,792,521	3,027,314	85,554,487
Robert P. Kelly	935,104,186	25,541,464	2,918,961	85,554,487
Richard J. Kogan	870,051,567	90,476,769	3,036,275	85,554,487
Michael J. Kowalski	952,666,617	7,748,188	3,149,806	85,554,487
John A. Luke, Jr.	925,881,433	34,619,444	3,063,734	85,554,487
Mark A. Nordenberg	951,608,218	8,851,425	3,104,968	85,554,487
Catherine A. Rein	950,965,622	9,648,011	2,950,978	85,554,487
William C. Richardson	951,322,252	9,044,548	3,197,811	85,554,487
Samuel C. Scott III	870,826,014	89,636,591	3,102,006	85,554,487
John P. Surma	952,191,910	8,180,850	3,191,851	85,554,487
Wesley W. von Schack	869,851,183	90,604,239	3,109,189	85,554,487

2.	Advisory (non-binding) resolution relating to 2010 compensation of the named executive officers (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote

762,270,150	190,722,516	10,571,945	85,554,487

3.	Advisory (non-binding) vote regarding the frequency of a stockholder advisory vote on executive compensation (majority of votes cast for 1 year)

1 year	2 years	3 years	Abstained	Broker Non-Vote

819,159,291	8,121,109	126,052,285	10,231,926	85,554,487

4.	Approval of Amended and Restated Long-Term Incentive Plan (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote

784,336,736	174,675,386	4,552,489	85,554,487

5.	Approval of Amended and Restated Executive Incentive Compensation Plan (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote

765,676,407	192,853,601	5,034,603	85,554,487

6.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2011 fiscal year (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote

1,028,106,484	17,953,750	3,058,864	—

7.	Stockholder proposal requesting cumulative voting in the election of directors (not approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote

288,590,338	668,150,748	6,823,525	85,554,487

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

Exhibit Number	Description

10.1	The Bank of New York Mellon Corporation Long-Term Incentive Plan

10.2	The Bank of New York Mellon Corporation Executive Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 15, 2011	By:	/s/ Arlie R. Nogay
	Name: Title:	Arlie R. Nogay Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	The Bank of New York Mellon Corporation Long-Term Incentive Plan	Previously filed as Appendix A to BNY Mellon’s definitive proxy statement on Schedule 14A filed on March 11, 2011 and incorporated herein by reference.

10.2	The Bank of New York Mellon Corporation Executive Incentive Compensation Plan	Previously filed as Appendix B to BNY Mellon’s definitive proxy statement on Schedule 14A filed on March 11, 2011 and incorporated herein by reference.